Exhibit 99.1

United Online Announces Discontinuation of Dividends to Ensure Financial Flexibility to Support Growth Initiatives

WOODLAND HILLS, Calif.--(BUSINESS WIRE)--January 31, 2014--United Online, Inc. (Nasdaq: UNTD) announced today that its Board of Directors has determined to discontinue cash dividend payments in order to provide financial flexibility to support anticipated long-term growth initiatives.

“Since I joined United Online nearly three months ago, the company has started to lay the foundation for a new, growth-oriented strategic direction,” said Francis Lobo, President and Chief Executive Officer. “We are undertaking several key initiatives, which include optimizing our current product offerings to enhance our consumer value proposition; expanding new product development efforts to drive new revenue growth; and pursuing new strategic partnerships and other opportunities to expand our scope and reach. In order to ensure maximum financial flexibility as these initiatives unfold, the company’s Board of Directors has determined to discontinue quarterly cash dividend payments.”

“United Online has a strong balance sheet and will use its existing cash and free cash flow to support these and other initiatives that are designed to create long-term stockholder value,” Lobo added. “Also, the company maintains a stock repurchase plan and would consider using it as an additional means of creating value for our stockholders.”

United Online will release financial results for its fourth quarter and full year ended December 31, 2013 on February 19, 2014, and expects to report approximately $68 million in cash and cash equivalents at December 31, 2013. On November 30, 2013, United Online paid a quarterly cash dividend of $0.15 per share, which returned approximately $2.2 million to stockholders.

About United Online®

United Online, Inc. (Nasdaq: UNTD), through its operating subsidiaries, provides consumer products and services over the Internet, where their respective brands have attracted a large online audience that includes more than 100 million registered accounts worldwide. United Online’s Content & Media segment provides social networking products and services (Classmates and StayFriends) and online loyalty marketing (MyPoints). Its primary Communications segment service is Internet access (NetZero and Juno), including NetZero Mobile Broadband (NetZero Wireless).

Cautionary Information Regarding Forward-Looking Statements

This release contains forward-looking statements within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995, as amended, based on our current expectations, estimates and projections about our operations, industry, financial condition, performance, results of operations, and liquidity. Statements containing words such as “anticipate,” “expect,” “intend,” “plan,” “estimate,” or similar expressions constitute forward-looking statements. These forward-looking statements include statements about our initiatives, cash, cash equivalents and free cash flow. Potential factors that could cause actual results to differ materially from those in the forward-looking statements include, among others: the effect of competition; the company’s inability to maintain or increase its advertising revenues; risks associated with the integration or commercialization of new businesses, products, services, applications or features or the success of new business models; the severity and duration of current economic conditions; the company’s inability to maintain or increase the number of free and pay accounts, visitors to its websites, and members; risks associated with litigation and governmental regulations or investigations, including reviews of business practices such as marketing, billing, renewal, and post-transaction sales practices; problems associated with the company’s operations, systems or technologies; changes in marketing conditions and laws; the company’s inability to retain key customers, vendors and personnel; as well as the risk factors disclosed in the company’s filings with the Securities and Exchange Commission (www.sec.gov), including, without limitation, information under the captions “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and “Risk Factors.” Readers are cautioned not to place undue reliance on these forward-looking statements, which reflect management’s analysis only as of the date hereof. Any such forward-looking statements are not guarantees of future performance or results and involve risks and uncertainties that may cause actual performance and results to differ materially from those predicted. Except as required by law, the company undertakes no obligation to publicly release the results of any revision to these forward-looking statements that may be made to reflect events or circumstances after the date hereof or to reflect the occurrence of unanticipated events.

CONTACT:
United Online, Inc.
Investors:
David Bigelow
818-287-3560
dbigelow@corp.untd.com
or
Media Inquiries:
Scott Matulis
818-287-3388
pr@untd.com